UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 19, 2016.

SYNCHRONY FINANCIAL	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 24, 2016
Date: May 19, 2016 Time: 11:00 A.M., Eastern Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SYF2016.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SYF2016 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

SYNCHRONY FINANCIAL 777 LONG RIDGE ROAD STAMFORD, CT 06902	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow     (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)  BY INTERNET:        www.proxyvote.com

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*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SYF2016. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions on how to vote via telephone.

Voting Items

The Board of Directors recommends a vote FOR all nominees and FOR Items 2 and 3.

1.      Election of Directors

 Nominees:

 1a.    Margaret M. Keane

 1b.    Paget L. Alves

 1c.    Arthur W. Coviello, Jr.

 1d.    William W. Graylin

 1e.     Roy A. Guthrie

 1f.     Richard C. Hartnack

 1g.    Jeffrey G. Naylor

 1h.    Laurel J. Richie

 1i.     Olympia J. Snowe

2.      Advisory Vote to Approve Named Executive Officer  Compensation

3.      Ratification of Selection of KPMG LLP as Independent  Registered Public Accounting Firm of the Company for 2016

NOTE: Any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.